UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 30, 2012

PEABODY ENERGY CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

701 Market Street, St. Louis, Missouri		63101-1826
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(314) 342-3400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 3, 2012, Peabody Energy Corporation (the "Company") announced the retirement of Richard A. Navarre from his position as President - Americas of the Company. Mr. Navarre's retirement from the Company was effective on June 30, 2012. Charles F. Meintjes has been appointed as Acting President-Americas, effective July 3, 2012. The related press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

On July 3, 2012, the Company and Mr. Navarre entered into a Separation and General Release Agreement (the "Separation Agreement") in connection with Mr. Navarre’s retirement from his position as President-Americas of the Company. The Separation Agreement provides that the Company will (a) cause the 41,356 shares of Company restricted stock granted to Mr. Navarre on January 3, 2012 to become fully vested and non-forfeitable and (b) pay to Mr. Navarre an amount equal to $630,000, in each case immediately following a seven-day revocation period that began on July 3, 2012. The Separation Agreement also provides for the payment of Mr. Navarre’s salary, authorized business expenses and the value of his unused and banked vacation in each case through June 30, 2012 and, together with the severance payments described above, supersedes any other amounts, benefits or rights to which Mr. Navarre would have been entitled under his restated employment agreement dated as of December 31, 2008. For purposes of transitioning his duties, Mr. Navarre has agreed to consult with the Company on an as-needed basis through August 29, 2012, for which he will receive two consulting payments each in the amount of $75,000. Following termination of his employment, Mr. Navarre will continue to be bound by the confidentiality, one year non-competition and two year non-solicitation provisions of his restated employment agreement. The foregoing description is only a summary of certain provisions of the Separation Agreement and is qualified in its entirety by reference to the Separation Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1 Separation and General Release Agreement entered into on July 3, 2012 by and between Richard A. Navarre and Peabody Energy Corporation.

Exhibit 99.1 Peabody Energy Corporation press release dated July 3, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

July 6, 2012	By:	Kenneth L. Wagner

Name: Kenneth L. Wagner
Title: Vice President, Assistant General Counsel and Assistant Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Separation and General Release Agreement entered into on July 3, 2012 by and between Richard A. Navarre and Peabody Energy Corporation.
99.1	Peabody Energy Corporation press release dated July 3, 2012.